Exhibit 32

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF

TITLE 18, UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of 2-Track Global, Inc., a Nevada corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-KSB for the quarter ended December 31, 2005 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

            (1)        the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)        the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2008                                               2-TRACK GLOBAL, INC.

                                                                                        /s/ Woosun Jung

                                                                                      Woosun Jung

                                                                                      President and Chief Executive Officer

                                                                                        /s/ Woosun Jung

                                                                                      Woosun Jung

                                                                                      President and Chief Financial Officer

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